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                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 3, 2004 relating to the financial statements of Brooks Automation, Inc., which appears in Brooks Automation, Inc.'s Annual Report on Form 10-K for the year ended September 30, 2004.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
March 10, 2005